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                                                                Exhibit 10.3

                                STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT ("Agreement") is made and entered into as of this 17th day of June, 1996,

    BY AND BETWEEN           MAVERICK RESTAURANT CORPORATION
                             a Kansas corporation, hereinafter referred to as

                                  "COMPANY"

    AND                      ROBERT A. GEIST
                             an individual, hereinafter referred to as

                                  "OPTIONEE"

W I T N E S S E T H:

WHEREAS, Optionee and C. Howard Wilkins, Jr. have agreed to personally guarantee a line of credit up to the amount of Three Million Seven Hundred Thousand Dollars ($3,700,000) which the Company will obtain from Intrust Bank, Wichita, Kansas ("Line of Credit").

WHEREAS, the Company desires to compensate Optionee for such guarantee by granting him an option to purchase common stock of the Company.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Company and Optionee hereby agree as follows:

1. GRANT OF OPTIONS. The Company hereby grants to Optionee, subject to the terms and conditions set forth herein, the right and option to purchase from the Company all or any part of an aggregate of four hundred thirty-seven thousand five hundred twenty-five (437,525) shares of common stock of the Company ("Stock").

2. EXERCISE PRICE/VESTING OF OPTION. The exercise price and manner in which such option becomes vested in Optionee is as follows:

    (a) Optionee shall be vested in and entitled to purchase two hundred one thousand twenty-five (201,025) shares of Stock from the Company for a purchase price of Two Dollar Fifty Cents ($2.50) per share, effective the date of this Agreement.

    (b) Optionee shall be vested in and entitled to purchase an additional eleven thousand eight hundred twenty-five (11,825) shares of stock for every One Hundred Thousand Dollars ($100,000) which Company borrows under the Line of Credit


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         until the aggregate number of shares granted pursuant to paragraph 1 hereof has been reached. The exercise price for such shares of Stock shall be Two Dollars Fifty Cents ($2.50) per share.

3. EXERCISE OPTION PERIOD. The option granted hereby shall extend for a period of seven (7) years from the date the Company borrows under the Line of Credit and the option becomes vested pursuant to paragraph 2(b) hereof and shall terminate five (5) years from such date.

4. ADJUSTMENTS OF SHARES AND EXERCISE PRICE. In the event of any stock dividend or subdivision of the shares of common stock of the Company into a greater number of shares (e.g. stock split), the purchase price hereunder shall be proportionately reduced and the number of shares subject to this Agreement shall be proportionately increased; conversely, in the event of any contraction of the outstanding shares of common stock of the Company (e.g. reverse stock split), the purchase price hereunder shall be proportionately increased and the number of shares subject to this Agreement shall be proportionately reduced.

5. MANNER OF EXERCISING OPTION/PAYMENT OF PURCHASE PRICE. The option granted under the terms of this Agreement may be exercised by Optionee, subject to the provisions contained herein, by giving written notice to the Company of an election to exercise such option. Such notice shall specify the number of shares to be purchased hereunder and the date upon which such purchase is to be made. Such notice shall be mailed and delivered to the Company at its principal business office, 302 North Rock Road, Suite 200, Wichita, Kansas 67206, Attention: Corporate Secretary, postage prepaid, at least two
    (2) and not more than thirty (30) full business days prior to the date of purchase specified in such notice. Upon receipt of such notice, and subject to the provisions contained herein, the Company shall, on the date specified in such notice and against receipt in cash, deliver to Optionee on the date specified in such notice certificates representing the shares so purchased. All requisite original issuance or transfer documentary stamp taxes shall be paid by the Company.

6. TRANSFERABILITY OF OPTION. The option granted to Optionee pursuant to the terms of this Agreement may be assigned by Optionee provided such assignment complies with the Securities Act of 1933 and provided further that Optionee obtains prior approval from Company and its legal counsel consenting to such assignment.

7. INVESTMENT REPRESENTATION. Upon demand by the Company for such a representation, Optionee shall deliver to the Company, at the time of any exercise of an option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale, except as provided by paragraph 8 hereof, or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and


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    prior to the expiration of the  option period shall be a condition precedent to the right of the Optionee or such other person to purchase any shares of Stock.

8. RESTRICTED TRANSFERABILITY. Optionee understands and acknowledges that no granted option or the shares to be issued upon its exercise have been or will be registered under the Securities Act of 1933 or any state securities law. Optionee understands that certificates representing the shares to be issued upon the exercise of the options will bear customary legends restricting transfer of the shares when issued and will not be freely transferable.

9. COMPLIANCE WITH LAWS AND REGULATIONS. The grant and exercise of options hereunder, and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock, if in its sole determination, such action would violate any applicable laws, rules or regulations.

10. RIGHTS AS A SHAREHOLDER. Optionee or a permitted transferee of any option, shall have no rights as a shareholder with respect to any shares covered by the option granted under this Agreement until the date of issuance of the stock certificate for such shares. Other than is provided in Paragraph 4, no adjustments shall be made for dividends (ordinary or extraordinary) or distributions, whether in cash, securities or other properties, or other rights for which the record date is prior to the date such stock certificate is issued.

11. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of this Company, its successors and assigns and Optionee and any heirs, personal representatives, successors or assigns of Optionee permitted by Paragraph 6 above.


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IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement in a manner appropriate to each as of the day and year first above written.

                                  MAVERICK RESTAURANT CORPORATION


ATTEST:                           By:
                                       ------------------------------
                                       Chris F. Hotze,
By:                                    President
    --------------------------
    Linn F. Hohl,
    Secretary                               "COMPANY"


                                       ------------------------------
                                       Robert A. Geist

                                            "OPTIONEE"


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                         AMENDMENT TO STOCK OPTION AGREEMENT

THIS AMENDMENT TO STOCK OPTION AGREEMENT ("Agreement") is effective and entered into as of the 17th day of June, 1996,

    BY AND BETWEEN           MAVERICK RESTAURANT CORPORATION
                             a Kansas corporation, hereinafter referred to as

                                  "COMPANY"

    AND                      ROBERT A. GEIST
                             an individual, hereinafter referred to as

                                  "OPTIONEE"

W I T N E S S E T H:

WHEREAS, Company and Optionee entered into a certain Stock Option Agreement on June 17, 1996 (the "Stock Option Agreement") whereby Optionee was granted the right to receive options to purchase four hundred thirty-seven thousand five hundred twenty-five (437,525) shares of common stock of the Company ("Stock") as consideration for Optionee's personal guarantee of a line of credit up to the amount of Three Million Seven Hundred Thousand Dollars ($3,700,000).

WHEREAS, the grant of stock options is to be made as consideration for the personal guarantee by Optionee of a promissory note payable in the amount of One Million Seven Hundred Thousand Dollars ($1,700,000) to Intrust Bank, Wichita, Kansas rather than the previously stated line of credit.

WHEREAS, the parties hereto desire to amend the Stock Option Agreement to reflect such revision.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Company and Optionee hereby agree as follows:

1. AMENDMENT TO STOCK OPTION AGREEMENT. The Stock Option Agreement is hereby modified, altered and amended in the following respects and the prior paragraphs shall be void and of no further force or effect. The paragraph numbers set forth below correspond to the paragraph numbers set forth in the Stock Option Agreement:

    1. GRANT OF OPTIONS. The Company hereby grants to Optionee, subject to the terms and conditions set forth herein, the right and option to purchase from the

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         Company all or any part of an aggregate of two hundred fifty thousand
         (250,000) shares of common stock of the Company ("Stock") as consideration for the guarantee of the $1.7 million promissory note payable.

    2. EXERCISE PRICE/VESTING OF OPTION. Optionee shall be vested in and entitled to purchase the Stock from the Company for a purchase price of Two Dollars Nineteen Cents ($2.19) per share, effective the date of this Agreement.

    3. EXERCISE OPTION PERIOD. The option granted hereby shall extend for a period of seven (7) years from the date hereof.

2. OTHER PROVISIONS. All other terms and conditions contained in the Stock Option Agreement shall remain unchanged and nothing contained herein shall affect the rights and obligations of the parties hereto under the Stock Option Agreement.

IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement in a manner appropriate to each effective as of the day and year first above written.

                                  MAVERICK RESTAURANT CORPORATION


ATTEST:                           By:
                                       ------------------------------
                                       Chris F. Hotze,
By:                                    President
    --------------------------
    Linn F. Hohl,
    Secretary                               "COMPANY"


                                       ------------------------------
                                       Robert A. Geist

                                            "OPTIONEE"


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